                                                                    EXHIBIT 10.4

                                LEASE AGREEMENT

THE STATE OF TEXAS                    (S)
                                      (S)
COUNTY OF HARRIS                      (S)


     This Lease Agreement ("Lease") is made and entered into by and between
T. M. HUNT, TRUSTEE, hereinafter referred to as "Landlord", and FUTURONIX CORPORATION, a Texas corporation, hereinafter referred to as "Tenant".

     In consideration of the mutual covenants herein, Landlord hereby demises and leases to Tenant and Tenant hereby leases from Landlord, subject to all the terms and conditions herein set forth, those certain premises hereinafter referred to as the "Leased Premises" set forth in Item 1 of the Basic Lease Provisions. The building in which the Leased Premises is located, the land on which the building is situated and all improvements and appurtenances to the buildings are referred to collectively herein as the "Project".

                            BASIC LEASE PROVISIONS

1.   Legal description:  All of Lots One (1), Two (2), Three (3), Four (4), Five
                         -------------------------------------------------------
(5) and Six (6), in Block One (1), of WEAVER INDUSTRIAL PARK, according to the
- ------------------------------------------------------------------------------
map or plat thereof, recorded in Volume 164, page 139 of the Map Records of
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Harris County, Texas, also being located in the William C. Wallace Survey,
- --------------------------------------------------------------------------
Abstract No. 848, in Harris County, Texas, said tract of land being more
- ------------------------------------------------------------------------
particularly described by metes and bounds on Exhibit  "A" attached hereto and
- ------------------------------------------------------------------------------
made a part hereof for all purposes, also known as 12614 Hempstead Highway,
- ---------------------------------------------------------------------------
Houston, Harris County, Texas.
- -----------------------------

2.   Base Monthly Rent:  See attached Exhibit "B"
                         -------------------------------------------------

3.   Term:        Ten (10)         years _________________________________
          ------------------------

4.   Commencement Date:          January 1, 1994
                      ----------------------------------------------------

5.   Security Deposit: $              -0-
                     -----------------------------------------------------

6.   Broker(s):     None
              ------------------------------------------------------------

7.   Permitted Use:            Industrial and Warehouse
                  --------------------------------------------------------

8.   Addresses for notices under this Lease:

     Landlord:                                  Tenant:

     7930 Blankenship                           12614 Hempstead Highway
     ----------------------------------         -------------------------------
     Houston, Texas                             Houston, Texas 77092
     ----------------------------------         -------------------------------


                        TERMS, COVENANTS AND CONDITIONS

     a.   Commencement and Expiration.  The term of this Lease shall be the
          ---------------------------
period of time specified in Item 3 of the Basic Lease Provisions. The term shall commence on the Commencement Date set forth in Item 4 of the Basic Lease Provisions or such later date as the Lease Premised shall be tendered to Tenant, or such earlier date as Tenant takes possessions or commences use of the Leased Premises for any purpose, and shall terminate, without notice to Tenant, upon the expiration of the term of this Lease as set forth in Item 3 of the Basic Lease Provisions. If the Lease commences on a day other than the first day of the calendar month, the term of the Lease shall be extended by that part of one
(1) month necessary to cause the expiration of the term to be on the last day of a calendar month.


b.   Rent.  Tenant agrees to and shall pay Landlord at the address for
     ----
Landlord specified in Item 8 of the Basic Lease Provisions, or at such other place as Landlord shall designate from time to time in writing, as rent for the Leased Premises the monthly sum shown in Item 2 of the Basic Lease Provisions. The Base Rent shall be payable in advance, without demand, deduction or set off, for the entire term hereof. A monthly installment of Base Rent shall be due and payable on the first day of each calendar month after the commencement date during the term hereof, except that the rental for any fractional calendar month at the commencement of the Lease period shall be prorated.

     c.   Security Deposit.  Not Applicable.
          ----------------

     d.   Use of the Lease Premises.  The Leased Premises shall be used for the
          -------------------------
purposes set forth in Item 7 of the Basic Lease Provisions and no other purpose. Tenant will not occupy or use, or permit any portion of the Leased Premises to be occupied or used for any business or purposes which is unlawful, disreputable or deemed to be extra-hazardous on account of fire, or permit anything to be done (including without limitation any method of storage) which would in any way increase the rate of fire insurance coverage for the Project and/or its contents or render such insurance void.

     e.   Utilities.  Tenant shall pay all charges for utility services to the
          ---------
Leased Premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities.

     f. Taxes. 1) Each year during the term of this Lease, Landlord shall pay real estate taxes assessed against the Leased Premises prior to their delinquency. As additional rental, tenant agrees to reimburse Landlord the amount of such real estate taxes upon receipt of a statement from Landlord and evidence that Landlord has paid such real estate taxes prior to their delinquency. Tenant's failure to reimburse Landlord within fifteen (15) days for such real estate taxes paid for the prior year against the Leased Premises shall constitute a default under the terms of this Lease. 2) As to personal property taxes, Tenant shall pay within fifteen (15) days of presentation by Landlord of a tax statement, as rent, all taxes levied against personal property and trade fixtures placed by Tenant on the premises or located on the premises. If any such taxes for which Tenant is liable are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value Landlord's's property is increased by inclusion of personal property and trade fixtures placed by Tenant on the premises or located on the premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord within fifteen (15) days of presentation by Landlord of a tax statement that part of such taxes for which Tenant is primarily liable hereunder.

     g.   Insurance.  Landlord shall pay for fire and extended coverage
          ---------
insurance covering the Project of which the Leased Premises are a part and such other insurance as Landlord may from time to time elect to carry on the Project. Tenant shall reimburse Landlord, during the term hereof, the cost of such fire and extended coverage insurance and such other insurance as Landlord may elect upon receipt of a statement by Landlord from Tenant advising Tenant of the amount of such insurance premiums so paid by Landlord. Any failure of Tenant to reimburse Landlord for such insurance premiums after fifteen (15) days of receipt of such from Tenant by Landlord shall constitute a default hereunder. Tenant shall provide public liability and property damage insurance for Tenant's business operations on the Leased Premises in the amount of not less than $300,000.00 per occurrence in respect of injury to persons (including death), and in the amount of not less than $50,000.00 per occurrence in respect of property damage or destruction, including loss of use thereof, which policies shall cover the Landlord as well as the Tenant. Said insurance policies required to be provided by Tenant herein shall name Landlord as an insured and shall be issued by an insurance company approved by Landlord. Tenant shall provide Landlord with certificates of insurance evidencing the coverage required herein. Tenant shall be solely responsible for fire and casualty insurance on Tenant's property on or about the Leased Premises. If Tenant does not maintain such insurance in full force and effect, Landlord may notify Tenant of such failure and if Tenant does not deliver to Landlord within ten (10) days after such notice certification showing all such insurance to be in full force and effect, Landlord may, at its option, take out the necessary insurance to comply with the provisions hereof and pay the premiums on the items specified in such notice. Tenant shall reimburse Landlord upon demand any amount so paid or expended in the payment of the insurance premiums required hereby and specified in the notice, with interest thereon at the rate of eighteen percent per annum from the date of such payment by Landlord until repaid by Tenant.

     h.   Condition of the Leased Premises.  Tenant  has  examined and accepts
          --------------------------------
the Leased Premises in its present "AS IS" condition as suitable for the purposes for which are leased, and does hereby accept the Leased Premises regardless of reasonable deterioration between the date of this Lease and the date Tenant begins occupying the Leased Premises unless Landlord and Tenant agree to repairs or refurbishment as noted in Special Provisions.

     i.   Maintenance and Repairs.  Tenant shall keep the Leased Premises in a
          -----------------------
good, clean condition and shall at its sole cost and expense, make all needed repairs and replacements, including replacement of cracked or broken glass. If any repairs required to be made by Tenant hereunder are not made within ten (10) days after written notice delivered to Tenant by Landlord, Landlord may at its option make such repairs without liability to Tenant for any loss or damage which may result by reason of such repairs, and Tenant shall pay to Landlord upon demand as additional rent hereunder the cost of such repairs plus interest. At the termination of this Lease, Tenant shall deliver the Leased Premises in good order and condition, reasonable wear and tear excepted.

     j.   Alterations.  All alterations, additions and improvements,
          -----------
except trade fixtures, installed at expense of Tenant, shall become the property of Landlord and shall remain upon and be surrendered with the Leased Premises as a part thereof on the termination of this Lease. Such alterations, additions and improvements may only be made with the prior written consent of Landlord.
If consent is granted for the making of improvements or alterations to the Leased Premises, such improvements and alterations shall not commence until Tenant has furnished to Landlord a certificate of insurance showing coverage in an amount satisfactory to Landlord protecting Landlord from liability for injury to any person and damage to any personal property, on or off the Leased Premises, in connection with the making of such improvements or alterations.
At the termination of this Lease, Tenant shall deliver the Leased Premises in good order and condition, natural deterioration only excepted. Any damage caused by the installation or removal of trade fixtures shall be repaired at Tenant's expense prior to the expiration of the Lease term. All alterations, improvements, additions and repairs made by Tenant shall be made in a good and workmanlike manner.

     k.   Compliance with Laws and Regulations.  Tenant shall, at its own
          ------------------------------------
expense, comply with all laws, orders and requirements of all governmental entities with reference to the use and occupancy of the Leased Premises. Tenant and Tenant's agents, employees and invitees shall fully comply with any rules and regulations governing the use of the building or other improvements to the Leased Premises as required by Landlord. Landlord may make reasonable changes in such rules and regulations from time to time as deemed advisable for the safety, care and cleanliness of the Leased Premises, provided same are in writing and are not in conflict with this Lease.

     l.   Assignment and Subletting.  Tenant shall not assign this Lease nor
          -------------------------
sublet the Leased Premises or any interest therein without first obtaining the written consent of Landlord. Any assignment or subletting without the written consent of Landlord shall be void and shall, at the option of Landlord, terminate this Lease.

     m.   Destruction.  In the event the Leased Premises is partially damaged
          -----------
or destroyed or rendered partially unfit for occupancy by fire or other casualty, Tenant shall give immediate notice to Landlord. Landlord may repair the damage and restore the Leased Premises to substantially the same condition as immediately prior to the occurrence of the casualty. Such repairs shall be made at Landlord's expense unless due to Tenant's negligence. Landlord shall allow Tenant a fair reduction of rent during the time the Leased Premises are partially unfit for occupancy by fire or other casualty, or if Landlord shall decide not to repair or rebuild, this Lease shall terminate and the rent shall be paid to the time of such casualty.

     n.   Tenant Default.  The following events shall be events of default by
          --------------
Tenant under this Lease:

          (1) Tenant shall fail to pay any installment of the rent herein reserved when due, or any payment with respect to taxes hereunder when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date such payment was due.

          (2) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

          (3) Tenant shall file a petition under any section or chapter of the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

          (4) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

          (5) Tenant shall desert or vacate any substantial portion of the Leased Premises.

          (6) Tenant shall fail to comply with any term, provision or covenant of this Lease (other than the foregoing in this Section 14) , and shall not cure such failure within twenty
                 (20) days after written notice thereof to Tenant.

     o.   Remedies.  Upon the occurrence of any such event of default described
          --------
in foregoing Section, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:


     (1) Terminate this Lease, in which event Tenant shall immediately surrender the Lease Premises to Landlord, and if Tenant fail so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in rent, enter upon and take possession of the Leased Premises and expel or remove

          Tenant and any other person who may be occupying such Leased Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor; and Tenant agrees to pay Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Leased Premises on satisfactory terms or otherwise.

     (2) Enter upon and take possession of the Leased Premises and expel or remove Tenant or any other person which may be occupying such Leased Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and relet the Leased Premises and receive the rent therefor; and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting. In the event Landlord is successful in reletting the Leased Premises at a rental in excess of that agreed to be paid by Tenant pursuant to the terms of this Lease, Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to such excess rental, and Tenant does hereby specifically waives any claim to such excess rental.

     (3) Enter upon the Leased Premises by force if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Leased;
          and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of Landlord or otherwise.

     The following provisions shall override and control any conflicting provisions of Section 91.002 of the Texas Property Code, as well as any successor statute governing the right of a landlord to change the door locks of commercial tenants. In the event of the failure or refusal by Tenant to make the timely and punctual payment of any rent or other sums payable under this Lease when and as the same shall become due and payable, or in the event of any default by Tenant as described in Paragraph n. above, Landlord is entitled and is hereby authorized, without any notice to Tenant, whatsoever, to enter upon the Leased Premises by use of master key, a duplicate key or other peaceable means, and to change, alter and/or modify the door locks on all entry doors of the Leased Premises, thereby permanently excluding Tenant, and its officers, principals, agents, employees and representatives therefrom. In the event that Landlord has either permanently repossessed the Leased Premises pursuant to the foregoing provisions of this Lease, or has terminated that Lease by reasons of Tenant's default, Landlord shall not thereafter be obligated to provide Tenant with a key to the Leased Premises at any time, regardless of the amounts subsequently paid by Tenant; provided, however, that in any such instance, during Landlord's normal business hours and at the convenience of Landlord, and upon receipt of written request from Tenant accompanied by such written waivers and releases as the Landlord may require, Landlord will either (at Landlord' s option) (1) escort Tenant or its authorized personnel to the Leased Premises to retrieve any personal belongings or other property of Tenant not subject to the Landlord's statutory lien or Landlord's contractual lien and security interest described in Paragraph p. below; or (2) obtain a list from Tenant of such personal property as Tenant intends to remove, whereupon Landlord shall remove such property and make it available to Tenant at a time and place designated by Landlord. However, if Landlord elects option (2), Tenant shall pay, in cash in advance, all costs and expenses estimated by Landlord to be incurred in removing such property and making it available to Tenant and all moving and/or storage charges theretofore incurred by Landlord with respect to such property. If Landlord elects to exclude Tenant from the Leased Premises without permanently repossessing or terminating pursuant to the foregoing provisions of this Lease, then Landlord shall not be obligated to provide Tenant a key to reenter the Leased Premises until such time as all delinquent rental and other amounts due under this Lease have been paid in full and all other defaults, if any, have been completely cured to Landlord's satisfaction (if such cure occurs prior to any actual permanent repossession or termination) , and Landlord has been given assurance reasonably satisfactory to Landlord evidencing Tenant's ability to satisfy its remaining obligations under this Lease. During any such temporary period of exclusion, Landlord will, during Landlord's regular business hours and at Landlord's convenience, upon receipt of written request from Tenant (accompanied by such written waivers and releases as Landlord may require) , escort Tenant or its authorized personnel to the Leased Premises to retrieve personal belongings of Tenant or its employees, and such other property of Tenant as is not subject to the Landlord's statutory lien or Landlord's contractual lien and security interest described in Paragraph p. below. This remedy of Landlord shall be in addition to, and not in lieu of, any of its other remedies set forth in this Lease, or otherwise available to Landlord at law or in equity.

     p.   Landlord's Lien.  Landlord is granted an express contractual lien, in
          ---------------
addition to any lien provided by law, and a security interest in all property of Tenant found on the Leased Premises to secure the compliance by Tenant with all terms of this Lease. In the event of default, Landlord or its agents may peaceably enter the Leased Premises and remove all property and dispose of same as Landlord shall see fit.

     q.   Subordination.  Landlord is hereby irrevocably vested with full power
          -------------
and authority to subordinate this Lease to any mortgage, Deed of trust other lien hereafter placed on the Leased Premises and Tenant agrees on demand to execute such further instruments subordinating this Lease as Landlord may request, provided such subordination shall be on the express condition that this Lease shall be recognized by the mortgagee, and the rights of Tenant shall remain in full force and effect during the term of this Lease so long as Tenant shall continue to perform all of the covenants and conditions of this Lease.

     r.   Indemnity.  Landlord and its employees and agents shall not be liable
          ---------
to Tenant or to Tenant's employees, patrons, visitors, invitees or any other persons or for any damage to personal property caused by an act, omission or neglect of Tenant or Tenant's agents or of any other tenant of the Project. Tenant agrees to indemnify and hold Landlord and its employees and agents harmless from any and all claims for such injury and damages, whether the injury occurs on or off the Leased Premises.

     s.   Signs.  Tenant shall not post or paint any signs at, on or about the
          -----
Leased Premises or paint the exterior walls of the building except with the prior written consent of the Landlord. Landlord shall have the right to remove any sign or signs in order to maintain the Leased Premises or to make any repairs or alterations thereto.

     t.   Condemnation.  If  the whole or any substantial part of the Leased
          ------------
Premises is taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or should the Leased Premises be sold to a condemning authority under threat of condemnation, this Lease shall terminate and the rent shall be abated during the unexpired portion of the Lease effective from the date of the physical taking of the Leased Premises.

     u.   Notices.  Notices to Tenant shall be by certified mail or other
          -------
delivery to the Leased Premises.   Notices to Landlord shall be by certified
mail to the address set out in Item 8 of the Basic Lease Provisions.

     v.   Default by Landlord.  In the event Landlord breaches any covenant,
          -------------------
warranty, term or obligation of this Lease, and Landlord fails to cure same or commence a good faith effort to cure same within thirty (30) days after written notice thereof by Tenant, Tenant shall be entitled to cure the default and make any necessary repairs. Any reasonable expenses incurred by Tenant shall be reimbursed by the Landlord after reasonable notice of the repairs and expenses incurred. Tenants specifically agrees to look solely to Landlord's interest in the Project for the recovery of any judgment from Landlord, it being agreed that Landlord shall never be personally liable for any such judgment.

     w.   Rights of Entry.  Landlord shall have the right during normal
          ---------------
business hours to enter the Leased Premises: (a) to inspect the general condition and state of repair thereof; (b) to make repairs required or permitted under this Lease; or (c) for any other reasonable purpose. The Leased Premises may be shown at reasonable times to prospective purchasers or tenants. During the last ninety (90) days of this Lease, a "For Sale" sign and/or a "For Lease" sign may be displayed on the Leased Premises.

     x.   Hold Over.  Should Tenant, or any of its successors in interest, hold
          ---------
over the Leased Premises, or any part thereof, after the expiration of the term of this Lease, unless otherwise agreed in writing, such holding over shall constitute and be construed as tenancy from month-to-month only, at a monthly rental equal to one and one-half times the rent paid for the last month of the term of this Lease.

     y.   Waiver of Breach.  The waiver by Landlord of any breach of any
          ----------------
provision of this Lease shall not constitute a continuing waiver or a waiver of any subsequent breach of the same or a different provision of this Lease.

     z.   Time of Essence.  Time is expressly declared to be of the essence in
          ---------------
this Lease.

     aa.  Binding of Heirs and Assigns.  Subject to the provisions of this
          ----------------------------
Lease pertaining to assignment of the Tenant's interest, all provisions of this Lease shall extend to and bind, or inure to the benefit not only of the parties to this Lease but to each and every one of the heirs, executors, representatives, successors and assigns of Landlord or Tenant.

     bb.  Rights and Remedies Cumulative.  The rights and remedies by this Lease
          ------------------------------
Agreement are cumulative and the use of any one right or remedy by either party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

     cc.  Texas Law to Apply.  This Agreement shall be construed under and in
          ------------------
accordance with the laws of the State of Texas.

     dd.  Legal Construction.  In case any one or more of the provisions
          ------------------
contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never ben contained herein.

     ee.  Prior Agreements Superseded.  This Agreement constitutes the sole and
          ---------------------------
only agreement of the parties to this Lease and supersedes any prior understandings or written or oral agreements between the parties respecting the subject matter of this Lease.

     ff.  Amendment.  No amendment, modification or alteration of the terms
          ---------
hereof shall be binding unless it is in writing, dated subsequent to the date hereof and duly executed by the parties.

     gg.  Attorney' s Fees.  Any signatory to this Lease Agreement who is the
          ----------------
prevailing party in any legal proceeding against any other signatory brought under or with relation to this Lease Agreement or this transaction shall be additionally entitled to recover court costs, reasonable attorneys fees, and all other out-of -pocket costs of litigation, including deposition, travel and witness costs, from the non-prevailing party.

     hh.  Special Provisions.  This is a lease for a primary term of ten (10)
          ------------------
years only, and it is understood and agreed that no option to extend the lease nor right of first refusal with respect to subsequent leases of the property or sale of the property are granted herein or herewith.

     EXECUTED this 12th day of November, 1993.

                                   LANDLORD:
                                   --------


                                     /s/   T.M. Hunt
                                   -----------------------------------
                                   T.  M. HUNT, TRUSTEE



                                   TENANT:
                                   ------


                                   FUTRONIX CORPORATION,
                                   A Texas Corporation




                                   By:   /s/  T.M. Hunt
                                      --------------------------------
                                   Name:  President
                                        ------------------------------
                                   Title: T.M. Hunt
                                         -----------------------------

                                  EXHIBIT "A"

All of Lots One (1), Two (2), Three (3), Four (4), Five (5) and Six (6), in Block One (1), of WEAVER INDUSTRIAL PARK, according to the map or plat thereof recorded in Volume 164, page 139 of the Harris County Map Records, also being located in the William C. Wallace Survey, Abstract No. 848, in Harris County, Texas, said tract of land being more particularly described by metes and bounds as follows:

TRACT I:

All of that 7.71 acre tract of land (335,817 square feet) located in the William
C. Wallace Survey, Abstract No. 848, Harris County, Texas, also being all of Lot 1 and the southwesterly part of Lot 2, Block 1, WEAVER INDUSTRIAL PARK, according to the map or plat of which is recorded in Volume 164, Page 139 of the Map Records of Harris County, Texas, said 7.71 acre tract of land being more particularly described by metes and bounds as follows, to-wit:

BEGINNING at a 5/8 inch iron rod set in the northeasterly right-of-way line of Old U.S. Highway No. 290 (Hempstead Highway), for the most westerly west corner of Lot 1, Block 1, Weaver Industrial Park and the most westerly west corner of the herein described tract;

THENCE north 36 degrees 10' 15" East, along the northwesterly line of the said Weaver Industrial Park, a total distance of 273.58 degrees feet to a 5/8 inch iron rod set for its interior corner and an interior corner of the herein described tract;

THENCE, 51 degrees 07' 38" West, along a southwesterly line of the said Weaver Industrial Park, a total distance of 100.03 feet to a 5/8 inch axle found for an ell corner of the said Weaver Industrial Park and an ell corner of the herein described tract;

THENCE North 36 degrees 22' 03" East, along the northwesterly line of the said Weaver Industrial Park, at 408.06 feet pass the north corner of Lot 1 and the west corner of Lot 2, in all a total distance of 451.12 feet to a 1/2 inch iron rod set for the north corner of the herein described tract;

THENCE South 51 degrees 07' 00" East, across the southwesterly part of said Lot 2, a total distance of 517.74 feet to an "X" cut in concrete in the northwesterly right-of-way line of Way Out West Drive for the east corner of the herein described tract, said point is also in curve whose Center is located North 52 degrees 12' 22" West, 285.00 feet;

THENCE in a southwesterly direction along the said right-of-way line following said curve to the right having a Central Angle of 01 degrees 05' 22", a Radius of 285.00 feet, a Length of 5.42 feet and a Long Chord which bears South 38 degrees 00' 19" West, 5.42 feet to a "X" cut in concrete for the Point of Tangent;

THENCE South 38 degrees 53' 00" West, continuing along the said northwesterly right-of-way line of Way Out West Drive, at 37.60 feet pass the south corner of Lot 2 and the east corner of Lot 1, in all a total distance of 708.52 feet to an 5/8 inch iron rod set for an angle point.

THENCE, South 83 degrees 53' 00" West, along the said northwesterly right-of-way line, a total distance of 14.14 feet to a 5/8 inch iron rod set for its intersection with the said northeasterly right-of-way line of Old U.S. Highway No. 290;

THENCE, North 51 degrees 07' 00" West, along the said northeast right-of-way line of Old U.S. Highway No. 290, a total distance of 375.00 to the PLACE OF BEGINNING and containing 7.71 acres of land.

TRACT II:

All of that certain 5.44616 acre (237, 235 square feet) tract of land located in the William C. Wallace Survey, Abstract No. 848, Harris County, Texas, also being all of Lots 3, 4, 5 and 6 and the northeasterly part of Lot 2, Block 1, WEAVER INDUSTRIAL PARK, according to the map or plat or which is recorded in Volume 164, Page 139 of the Map Records of Harris County, Texas, said 5.44616 acre tract of land being more particularly described by metes and bounds as follows:

BEGINNING at 1/2 inch iron rod found in the southerly right-of-way line of West Forty-Third Street, based on a width of 100.00 feet, for the most northerly west corner of the said Lot 6, Block 1, said 1/2 inch iron rod is in a curve whose center is located South 10 degrees 49' 27.5" East, 1831.54 feet;

THENCE, in an easterly direction, along and with the said southerly right-of-way line of West Forty-Third Street, following said curve to the right having a Central Angle of 08 degrees 01' 47", a Radius of 1831.54 feet, a Length of
256.68 feet and a Long Chord which bears North 83 degrees 11' 26" East, 256.47 feet to a 1/2 inch iron rod set for the cutback corner at it's intersection with the westerly right-of-way line of Way Out West Drive;

THENCE South 45 degrees 30' 00" East, along and with the cutback line, a total distance of 14.10 feet to a 1/2 inch iron rod found for an angle point;

THENCE South 00 degrees 30' 00" East, along and with the west right-of-way line of Way Out West Drive, based on a width of 60.00 feet, a total distance of
704.98 feet to a 1/2 inch iron rod found for the Point of Curve of a curve to the right;

THENCE in a southwesterly direction, continuing along and with the said west right-of-way line of Way Out West Drive, following said curve to the right having a Central Angle of 38 degrees 17' 38", a Radius of 285.00 feet, a Length of 190.48 feet and a Long Chord which bears South 18 degrees 38'

49" West, 186.96 feet to an "X" cut in concrete for the southeasterly corner of the herein described tract;

THENCE, North 51 degrees 07' 00" West, along and with the northeasterly line of a 7.7100 acre tract of land out of the southwesterly part of the said Lot 2 and Lot 1, Block 1, a total distance of 517.74 feet to a 1/2 inch iron rod set in the northwesterly line of said Lot 2 for the most southerly west corner of the herein described tract;

THENCE North 36 degrees 22' 03" East, along and with the northwesterly line of Block 1, a total distance of 538.42 feet to a 5/8 inch iron rod set for an interior corner of the said Block 1 and interior corner of the herein described tract;

THENCE North 51 degrees 01' 46" West, along and with a southwest line of the said Block 1, a total distance of 163.80 feet to the PLACE OF BEGINNING and beginning and containing 5.44616 acres of land.

NOTE: The Company does not represent that the above average or square footage calculations are correct.

                                  EXHIBIT "B"

                               BASE MONTHLY RENT

     The Base Monthly Rent due from Tenant to Landlord shall be calculated on December 31 of each year for the following years rent. Such rental shall be based upon Tenant's sales for the preceding calendar year as determined by Tenant and approved by Landlord. Using the above perimeters, the Base Monthly Rent shall be set forth as follows:

     Level 1  $13,006.00 per month until sales are greater than $ 4 MM Annually

     Level 2  $15,000.00 per month until sales are greater than $ 9 MM Annually

     Level 3  $17,500.00 per month until sales are greater than $15 MM Annually

     Level 4  $20,000.00 per month until sales are greater than $20 MM Annually

     Level 5  $25,000.00 per month until sales are greater than $25 MM Annually

     By way of explanation, inasmuch as the lease commences on January 1, 1994, the annual sales for Tenant for calendar year 1993 will be determined on or about December 31, 1993 and such sales shall be the basis for the calculation of the monthly rental due for each and every month of the calendar year 1994. The same calculation shall be made annually to determine the level of monthly rentals for the ensuing calendar year through and including the termination of this lease. Further, the definition of sales for Tenant for each calendar year shall be limited to those sales arising out of Tenant's operation only at the leased premises. In the event Tenant has sales or derives income from any other locations or sources other than the leased premises, such sales from other locations will not be included in the sales figures for purposes of calculation of Base Monthly Rent.

             ADDENDUM ONE TO LEASE AGREEMENT AS OF JANUARY 1, 1995

         ATTACHED TO AND A PART OF THE LEASE AGREEMENT DATED NOVEMBER
       12, 1993, BETWEEN T. M. HUNT, TRUSTEE, AS LANDLORD, AND FUTRONIX,
                             CORPORATION AS TENANT

     In the event of any conflict between the terms and provisions of the lease and the terms and provisions of this addendum, the terms and provisions of this addendum shall supersede and control.

1. Provided that as of the time of the giving of the extension notice and the commencement date of the extension term, (A) Tenant is the Tenant originally named herein, (B) Tenant actually occupies all of the Premises initially demised under this lease and any space added to the premises, and (C) no event of Default exists, or would exist but for the passage of time or the giving of notice, or both; then Tenant shall have the right to extend the Lease term for an additional term of five (5) years (such additional term is hereinafter called the "extension term") commencing on the day following the expiration of the Lease Term (hereinafter call the "Commencement Date of the Extension Term"). Tenant shall give Landlord notice (hereinafter call the "Extension Notice") of its election to extend the term of the Lease Term at least six (6) months, but not more than twelve (12) months, prior to the scheduled expiration date of the Lease Term. Further, the definition of sales for tenant for each calendar year shall include all sales of the company.


Landlord:


 /s/ T.M. Hunt
- ---------------------------------
T.M. Hunt, Trustee


Tenant:


/s/ Jim Psencik
- ---------------------------------
Jim Psencik, Treasurer